Exhibit 10.4

                        NOTE AND SHARE PURCHASE AGREEMENT

     This Note and Share Purchase Agreement (this "Loan Agreement") is entered into as of March 1, 2000 by and among Dyna Cam Engine Corporation, a California corporation (the "Company"), Aztore Holdings, Inc., an Arizona corporation ("Aztore" or "Lender") and assignees of Aztore who may buy participations in the Note to be issued under this Loan Agreement (the "Lenders").

                                    RECITALS

A. WHEREAS, the Company desires to sell, and Aztore desires to purchase, a $350,000 Master 12% Promissory Note, due upon the first to occur of either the "receipt of any additional funding" of the Company as defined in the Note of March 1, 2000;

B. WHEREAS, the Master Note shall be in the form of Exhibit A attached hereto (the "Note");

C. WHEREAS, the parties wish to enter into this Loan Agreement to set forth certain terms and conditions in connection with the purchase and sale of the Note, including the issuance by the Company of certain shares of common stock (the "Shares") in order to induce Aztore to purchase the Note.

D. WHEREAS, Aztore intends to sell and assign some portion of the Note and the Shares to third parties;

E. WHEREAS, as additional consideration to the Lenders but subject to certain conditions precedent included in the Purchase Agreement attached as Exhibit B hereto (the "TSI Asset Purchase Agreement"), the Company has agreed to sell its assets to TSI Handling, Inc. ("Buyer") under terms and conditions substantially similar to those included in the TSI Asset Purchase Agreement; and

F. WHEREAS, the transaction contemplated under this Loan Agreement directly relates to the TSI Asset Purchase Agreement, and the Exhibits thereto, the Note, the Security Agreement related to the Note, the Bulldog Consulting Agreement and other documents and agreements all referred to hereinafter as the "Related Documents."

     NOW, THEREFORE, in consideration of the mutual promises and other consideration hereinafter set forth, the adequacy and receipt of which is hereby acknowledged, the parties agree as follows:

1.   PURCHASE AND SALE OF NOTE AND SHARES.

     1.1  DESCRIPTION OF THE NOTE AND SHARES.

     The Company has authorized the issuance and sale of (a) a $350,000 in principal amount Master Note and (b) 4,900,000 Shares. The Note and the Shares are sometimes collectively referred to herein as the "Securities."

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     1.2  INITIAL PURCHASE AND SALE OF NOTE AND SHARES.

     At the Initial Closing and at Subsequent Closings (as hereinafter defined) and subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to Aztore, and Aztore will buy from the Company, the Shares for a price of $.01 per share and execute the Master Note. The parties agree that the amount paid for the Shares shall be accounted for as a loan fee.

     1.3  SUBSEQUENT ADVANCES UNDER THE NOTE.

     At the Subsequent Closings and subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to Aztore, and Aztore will advance funds under the Note upon the following process.

          a. NOTICE. The Company shall give Aztore a five working day notice for each subsequent advance with a proposed use of proceeds for the requested funds.

          b.   MINIMUM AMOUNT. Advance requests must be at least $25,000.

     1.4  CLOSING.

     The closing of the purchase and sale of the Note and the Shares (the "Closing") shall be held at 10:00 a.m. on March 6, 2000, or on such other date as to which the Company and Aztore may agree (the date of such Closing being herein referred to as the "Closing Date"). The Closing shall be held at the offices of the Company or at such other place as to which the Company and Aztore may agree.

     1.5  DELIVERIES OF COMPANY AT CLOSING.

     At the Closing or on such other date as may be mutually agreed between the Company and the Investors, the Company shall execute and deliver or cause to be executed and delivered to each Investor the following:

          a.   a Master Note in substantially the form of Exhibit A hereto;

          b. a Subscription Agreement of the Shares purchased in the form of Exhibit C hereto;

          c.   a initial advance request for $100,000;

          d. such other documents, certificates and instruments as may reasonably be required by Aztore in connection with the transactions contemplated hereby. Such documents shall include:

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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               i.   a consulting agreement retaining Bulldog Advisors, a
                    division of Aztore to assist the Company in meeting its financial reporting obligations hereunder and

               ii. an agreement to use the name Dyna-Cam Corp. by TSI Handling, Inc. In the event that the conditions precedent in the TSI Asset Purchase Agreement are not met then TSI will forfeit the right to use such name.

     1.6  DELIVERIES OF AZTORE AT CLOSING.

     At the Closing or on such other date as may be mutually agreed between the Company and the Investors, Aztore shall deliver or cause to be delivered to the Company a $100,000 advance under the Note.

     1.7  SUBSEQUENT PARTICIPATION OF THE NOTE AND TRANSFER OF THE SHARES.

     Aztore may sell participations in the Note and transfer some or all of the Shares to the Lenders under the following conditions:

          a.   such Lenders must be accredited investors; and

          b. such Lenders must acknowledge the representations, warranties and restrictions made by Aztore under this Loan Agreement

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS OFFICERS.

     Subject to and except as specifically disclosed by the Company in the Schedule of Exceptions attached as Exhibit D hereto, the Company represents and warrants to Aztore and to each of the Lenders that:

     2.1  ORGANIZATION AND STANDING.

     The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is presently qualified to do business as a domestic corporation in California and there is no other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     2.2  CORPORATE POWER.

     The Company has all requisite legal and corporate power and authority to execute and deliver this Loan Agreement, the Note and the Related Documents and to carry out and perform its obligations under the terms of this Loan Agreement and the Note. Such authority is reflected in the resolutions attached hereto as Exhibit F.

     2.3  SUBSIDIARIES.

     The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

     2.4  CAPITALIZATION.

     The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. No preferred stock has been issued and 34,965,831 shares of common stock have been issued and are owned in accordance with Exhibit E. 4,000,000 warrants have been issued. All currently outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as listed above or provided in the Company's Articles of Incorporation (the "Charter Documents") there are no options, warrants or other rights to purchase or acquire any of the Company's authorized and unissued capital stock. In the event the holders of the warrants desire to exercise and there are insufficient authorized shares, the Company will designate the preferred shares as equivalent to common shares and issue these shares.

     2.5  AUTHORIZATION.

     All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Loan Agreement, the Note, the Related Documents and the issuance of the Shares by the Company, and the performance of all of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing. This Loan Agreement, the Note and the Shares, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Loan Agreement, will be validly issued, fully paid and nonassessable. The Shares have been duly and validly reserved and, when issued in compliance with the provisions of the Related Documents, will be validly issued, fully paid and nonassessable.

     2.6  PROPRIETARY RIGHTS.

     The Company has exclusive title and ownership of, or a valid right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes used in or necessary for its business as now conducted without any conflict with or infringement of the rights of others. Such rights specifically include patent no. 4492188 covering

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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all of its uses. The Company has not violated any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity. To the best knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

     2.7. LITIGATION.

     There are no material actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency. The foregoing includes, without limitation, material actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     2.8  TITLE TO PROPERTIES AND ASSETS; LIENS.

     Except liens related to the SBA loan, the Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than (a) the lien of current taxes not yet due and payable, and
(b) minor liens and encumbrances which, when considered individually or together, do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and such properties and assets are sufficient to enable the Company to carry on its business as presently conducted.

     2.9  COMPLIANCE WITH OTHER INSTRUMENTS.

     The Company is not in violation of or default under: (a) any term of its Charter Documents, as amended to date; (b) any material term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree; or (iii) any material order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Loan Agreement, the Note and the Related Documents have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Company's Charter Documents, as amended to date, and have not and will not result in any violation of, or conflict with, or constitute a default under, any of its material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     2.10 EMPLOYEES.

     The Company has no employment agreement with any of its employees that are not terminable by the Company at will, and is not a party to any collective bargaining agreements.

     2.11 GOVERNMENTAL CONSENTS.

     To the best of the Company's knowledge, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Loan Agreement, the Note and the Related Documents, or the consummation of any other transaction contemplated hereby, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     2.12 BROKERS OR FINDERS.

     Neither the Company nor any Investor, as a result of any action taken by the Company, have incurred or will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Loan Agreement or the transactions contemplated hereby.

     2.13 PERMITS.

     The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.14 INSURANCE.

     The Company has insurance policies in effect covering the risks associated with its business and properties which are of such character and in such amounts as are customarily maintained by entities engaged in the same or similar business and similarly situated.

     2.15. FINANCIAL STATEMENTS.

     The Company has delivered to Aztore and the Lenders an unaudited balance sheet and profit and loss statements as of and for the annual periods ended November 30, 1997, 1998 and 1999 (collectively the "Annual Financial Statements"). The Annual Financial Statements have been complied on a consistent basis throughout the period indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Annual Financial Statements, the Company has no material liabilities, contingent or otherwise,

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 7 OF 18
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other than (a) liabilities incurred in the ordinary course of business subsequent to November 30, 1999 and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Annual Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. The Company hereby represents and warrants that the 1998 and 1999 Annual Financial Statements shall be audited by an independent certified public accounting firm qualified to report to the SEC and in a manner satisfactory to the SEC and that such financial statements shall be prepared in accordance with generally accepted accounting principles.

     2.16. EMPLOYEE BENEFIT PLANS.

     The Company does not have any Employee Benefit Plans, as defined in the Employee Retirement Income Security Act of 1974.

     2.17. TAX RETURNS AND PAYMENTS.

     The Company has filed all tax returns and reports as required by law for the period covered by the Annual Financial Statements and has supplied copies of such returns to the Lender. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except to the extent the Company, in good faith, is contesting such amounts.

     2.18. RESTRICTIVE AGREEMENTS REGARDING OFFICERS.

     Until the Note is paid in full, the current officers of the Company executing this Loan Agreement agree to the following:

     a. COVENANT NOT TO COMPETE. The Officers agree while the Note is outstanding they shall not perform services anywhere worldwide (or if a court determines that this restriction is not necessary to protect the Company's legitimate interests, then such geographical area that is determined necessary to protect Company's legitimate interests) in any business which sells or otherwise deals with products similar to or competitive with those developed by or in the process of development by the Company during the term of employment hereunder. This non-competition covenant shall include all forms of competition, direct or indirect, including competition as an employee, proprietor, shareholder, member, officer, director, consultant, trustee, independent contractor or in any other capacity. The parties acknowledge that the geographic area of this covenant is reasonable in view of the highly specialized and narrow scope of the present and proposed business of the Company and the consequent ability of the Officers to work in non-competitive areas. The Officers and Company expressly acknowledge that the Company and its customers conduct business on a worldwide basis and that the covenant contained herein is reasonable and necessary to protect the Company's interests notwithstanding the absence of a geographic restriction.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     b. CONFIDENTIAL INFORMATION. The Officers agree that all Proprietary
Information is the sole and exclusive property of the Company and that the Officers will not, during the term of employment or any time after termination of employment, disclose any Proprietary Information to any third party or use any Proprietary Information in any way to compete with or to act in any way adverse to the Company, except with the prior written consent of the Company. The Officers acknowledge that each Officer has and will have access to Proprietary Information of the Company and Proprietary Information of the Company's subsidiaries, divisions and affiliated companies, now or hereafter existing (collectively referred to hereinafter as the "AFFILIATES") throughout the term of this Agreement and that part of Officers' work assignment may involve the development of Proprietary Information. Any such Proprietary Information, regardless of whether Officers alone or with others developed any such Proprietary Information, shall be and shall remain the property of the Company or of the Company's Affiliates. During the term of this Agreement and after termination of employment, Officers shall not, either voluntarily or involuntarily, on either his own account, as a member of a firm, or on behalf of another employer or otherwise, directly or indirectly, use or reveal to any person, partnership, corporation or association any trade secret or confidential information of the Company or of the Affiliates. Such trade secrets shall include, but shall not be limited to, software formulas, programs, patterns, codes, algorithms, devices, secret inventions, processes, business plans, marketing plans or programs, any non-public financial information, including but not limited to financial information, forecasts and statistics, contracts, customer lists, compensation arrangements and business opportunities. Officers will not make available to any person, partnership, corporation or association, or retain after termination of employment, any Company or Affiliates policy manuals, printed materials, programs, formulas, algorithms, files, records, drawings or computer disc containing information related to the Company or Affiliates.

     c. INVENTION RIGHTS. The Officers hereby agree to assign any and all rights to any Proprietary Information, discovery, idea, computer program, invention or inventive improvement (whether patentable or not), design, drawing, sketch, specification, or other things conceived of or reduced to practice during employment with the Company which relate to the Company's business, or which are conceived of or reduced to practice after termination of employment which make use of any of the foregoing. The Officers further agree to execute (without further consideration) any documents in furtherance of perfecting the Company's rights in the foregoing, including documents transferring patent, copyright, trademark, trade secret or other rights. In instances where any doubt exists in the Officers' mind as to whether anything developed by Officers falls within the foregoing categories, the Officers agrees to request a written statement from the Company and the Lender regarding the same.

     d. DISCLOSURE OF INFORMATION. The Officers agree to promptly disclose in writing to the Company any discovery, idea, computer program, invention or inventive improvement (whether patentable or not), design, drawing, sketch, specification, or other things conceived of or reduced to practice during employment with the Company which relate to the Company's business, or which are conceived of or reduced to practice after termination of employment which make use of any of the foregoing. In instances where any doubt exists in the Officers' mind as to whether anything developed by the Officers falls within the foregoing categories, the Officers agree to request a written statement from the Company and the Lender regarding the same. The Officers agree to safeguard all

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 9 OF 18
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the foregoing information from public disclosure, including taking any such measures as the Company may require to prevent divulgence to third parties.

     e. UNAUTHORIZED DISCLOSURE. During the period that the Officers are actively employed by the Company and thereafter, the Officers shall not make any Unauthorized Disclosure. For purposes of this Agreement, "Unauthorized Disclosure" shall mean disclosure by the Officers without the consent of the Board and the Lender (other than pursuant to a court order) to any person, other than an employee, consultant, auditor, attorney or director of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Officers of their duties as employees of the Company or as may be legally required, in violation of any valid standard nondisclosure agreement (or similar document) executed by the Officers; PROVIDED, HOWEVER, that such term shall not include the use or disclosure by the Officers, without consent, of any information known generally to the public (other than as a result of disclosure by him in violation of this Section 12) or any information not otherwise considered confidential and material by a reasonable person engaged in the same business as that conducted by the Company.

3.   REPRESENTATIONS AND WARRANTIES OF AZTORE AND THE LENDERS.

     Aztore and the Lenders represent and warrant to the Company that for itself and for each assignee that:

     3.1  PREEXISTING RELATIONSHIP WITH COMPANY; BUSINESS AND FINANCIAL
          EXPERIENCE.

     It either (a) has a prior business and/or personal relationship with the Company and/or its officers and directors, or (b) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company, and who are not compensated by the Company, it has the capacity to protect its own interests in connection with the purchase of the Securities.

     3.2  INVESTMENT INTENT; BLUE SKY.

     Except for the Shares to be transferred to the Lenders as part of Aztore's participation agreement, all of whom will be accredited investors, it is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the issuance of the Securities, including the issuance of the Shares has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Lender's investment intent and the accuracy of the Investor's representations as expressed herein. The Investor's address set forth on Exhibit A represents the Investor's true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable "Blue Sky" laws.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     3.3  RULE 144.

     It acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

     3.4  NO PUBLIC MARKET.

     It understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

     3.5  RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS.

     It understands that the transfer of the Shares is restricted by applicable state and Federal securities laws, and that the certificates representing the Shares will be imprinted with legends restricting transfer except in compliance therewith.

     3.6  AUTHORIZATION.

     All action on the part of any Lender's partners, board of directors and stockholders, as applicable, necessary for the authorization, execution, delivery and performance of this Loan Agreement, the Note and the Shares by the Lender, the purchase of and payment for the Securities and the performance of all of the Lenders' obligations hereunder and under the Note have been taken or will be taken prior to the Closing. This Loan Agreement and the Note, when executed and delivered by the Aztore, shall constitute valid and binding obligations of the Lenders, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.7  ACQUISITION OF THE COMPANY'S ASSETS.

     Aztore and the Lenders specifically acknowledge the intent of the Company to sell its assets under the TSI Asset Purchase Agreement and agree that the Note may be assumed under that agreement.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     3.8  TAX LIABILITY.

     It has reviewed with its own tax advisors the tax consequences of the transactions contemplated by this Loan Agreement. It has relied solely on such advisors and not on any statements or representations of the Company or any of the Company's agents with respect to such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Loan Agreement.

4.   COVENANTS OF THE COMPANY.

     From and after the Closing Date and continuing so long as any Note remains outstanding:

     4.1  CORPORATE EXISTENCE, ETC.

     The Company will preserve and keep in force and effect its existence and such licenses and permits which, in its reasonable opinion, are necessary and material to the proper conduct of its business.

     4.2  INSURANCE.

     The Company will maintain insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties in similar locations.

     4.3  SECURED DEBT.

     The Company will not, without the prior written consent of Aztore incur any secured indebtedness.

     4.4  SALE OF ADDITIONAL SHARES OF COMMON OR PREFERRED STOCK.

     As long as the Note is outstanding, the Company shall not sell any preferred stock and if it sells additional common stock additional shares will be issued to Aztore to maintain the ratio of the Shares to the total Shares outstanding.

     4.5  CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.

     Except for the TSI Asset Purchase Agreement, as long as the Note is outstanding, the Company shall not consolidate with or merge into any other corporation or sell or otherwise transfer its assets substantially as an entirety to any person.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
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     4.6  TAXES, CLAIMS FOR LABOR AND MATERIALS, COMPLIANCE WITH LAWS.

     The Company will promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon or in respect of all or any part of the property or business of the Company, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a lien or charge upon any property of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Company or any material interference with the use thereof by the Company.

     4.7  MAINTENANCE, ETC.

     The Company will maintain, preserve and keep its properties which are used or useful in the conduct of its business (whether owned in fee or a leasehold interest) in good repair and working order (subject to normal wear and tear) and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times the efficiency thereof shall be maintained.

     4.8  SECURITIES COMPLIANCE.

     As soon as possible on or after the Closing Date, and in no event later than 15 days following the Closing Date, the Company shall cause to be prepared and filed with the Securities and Exchange Commission, the Arizona Corporation Commission and any such other authority as applicable, a Form D related to the issuance of the Note and the Shares.

5.   AZTORE AND THE LENDERS' CONDITIONS TO CLOSING.

The obligation of Aztore to purchase the Note and the Shares at the Initial Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     5.1  REPRESENTATIONS AND WARRANTIES.

     The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

     5.2  PERFORMANCE.

     All covenants, agreements and conditions contained in this Loan Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 13 OF 18
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     5.3  LEGAL INVESTMENT.

     At the time of the Closing, the purchase of the Note and the Related Documents hereunder shall be legally permitted by all laws and regulations to which Aztore and the Company are subject.

     5.4  CONDUCT OF BUSINESS; NO MATERIAL ADVERSE CHANGE.

     During the period from the date hereof to the Closing, (i) the business of the Company shall have been conducted only in, and the Company shall not have taken any action except in, the ordinary course of business and in a manner consistent with past practice; and (ii) no material adverse change shall have occurred in the condition (financial or otherwise), properties, assets, liabilities, business or operations of the Company.

     5.5  PROCEEDINGS AND DOCUMENTS.

     All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to Aztore and its counsel.

     5.6  QUALIFICATION.

     All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Securities on the Closing Date shall have been duly obtained and shall be effective on and as of the Closing.

     5.7  OFFICERS' CERTIFICATE.

     a. Aztore shall have received from the Company's Secretary a Certificate having attached thereto (i) the Company's Articles of Incorporation and Bylaws as in effect at the time of the Closing, (ii) resolutions of the Board of Directors and, to the extent required, the stockholders authorizing the transactions contemplated hereby and (iii) good standing certificates with respect to the Company from the Secretaries of State of California and Arizona, each dated as of a recent date.

b. Aztore shall have received a certificate executed by the Chief Executive Officer and Chief Financial Officer dated as of the Closing Date stating that the Closing Date stating that the representations and warranties of the Company set forth in Section 2 hereof are true and correct as of the date when made and as of the Closing Date and that the Company has performed, satisfied and complied with and shall continue to perform, satisfy and comply with all covenants, agreements and conditions as required to be performed by it as a condition to the Closing as may be set forth in this Loan Agreement and the Note.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 14 OF 18
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6.   THE COMPANY'S CONDITIONS TO CLOSING.

     The Company's obligation to sell the Note and the Related Documents at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

     6.1  REPRESENTATIONS AND WARRANTIES.

     The representations and warranties made by Aztore in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

     6.2  PERFORMANCE.

     All covenants, agreements and conditions contained in this Loan Agreement to be performed or complied with by Aztore on or prior to the Closing Date shall have been performed or complied with in all respects.

     6.3  LEGAL INVESTMENT.

     At the time of the Closing, the purchase of the Note and the Related Documents shall be legally permitted by all laws and regulations to which each Investors and the Company are subject.

7.   TERMINATION.

     7.1  This Loan Agreement may be terminated at any time prior to the
          Closing:

          (a) by mutual written consent duly authorized by the Board of Directors of the Company and Aztore;

          (b) by Aztore or the Company if the Closing shall not have occurred on or before March 15, 2000;

          (c) by Aztore if the representations and warranties of the Company shall not be true and correct in all material respects at and as of the date of the Closing and each advance, except for changes permitted or contemplated by this Loan Agreement, or if the Company fails to comply in any material respect with any of its covenants or agreements contained herein; or

          (d) by the Company if the representations and warranties of Aztore shall not be true and correct in all material respects at and as of the date of termination by the Company, except for changes permitted or contemplated by this Loan Agreement, or if Aztore fails to comply in any material respect with any of their covenants or agreements contained herein.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 15 OF 18
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     7.2  EFFECT OF TERMINATION.

     In the event of the termination of this Loan Agreement pursuant to Section
7.1 hereof, notice thereof shall be promptly given by the terminating party to the other party and thereafter this Loan Agreement shall forthwith become void and have no effect, without any liability on the part of any party or their respective directors, officers or shareholders, except that nothing in this
Section 7.2 shall relieve any party to this Loan Agreement from liability for breach of this Loan Agreement or any misrepresentation hereof.

8.   Miscellaneous.

     8.1  GOVERNING LAW AND SUBMISSION TO JURISDICTION.

     The rights and obligations of the parties hereto shall be construed and enforced in accordance with and governed by the internal laws (and not the conflict of laws principles) of the State of Arizona. Any action or proceeding arising out of, relating to or concerning this Loan Agreement, including, without limitation, any claim of breach of contract, shall be filed in the State and Federal courts located in Maricopa County, Arizona, which courts shall have exclusive jurisdiction over the parties hereto and be the exclusive venue for all such actions or proceedings.

     8.2  ENTIRE AGREEMENT; AMENDMENT.

     This Loan Agreement, including the exhibits hereto, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Loan Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     8.3  NOTICES, ETC.

     All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a)  if to the Lenders, to
               Aztore Holdings, Inc.
               3710 East Kent Drive
               Phoenix, AZ  85044
               Attn:  Michael S. Williams
               Fax:  480-759-9401

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 16 OF 18
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               with a copy to:
               Lewis and Roca LLP
               40 North Central Ave.
               Phoenix, Arizona  95004
               Attn:  Thomas J. Morgan
               Fax No. (602) 262-5747

or at such other address as such Lender shall have furnished to the Company.

          (b)  if to the Company, to:
                Dyna Cam Engine Corporation
                23960 Madison Avenue
                Torrance, CA  90505-0159
                Attn:  Patricia Wilks
                Fax:  (310) 791-4645

or at such other address as the Company shall have furnished to Aztore in writing,

     Each such notice or other communication shall for all purposes of this Loan Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     8.4  DELAYS OR OMISSIONS.

     Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Loan Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Loan Agreement, or any waiver on the part of any party of any provisions or conditions of this Loan Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Loan Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     8.5  EXPENSES.

     Each party shall bear its own expenses incurred on its behalf with respect to this Loan Agreement and the transactions contemplated hereby.

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 17 OF 18
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     8.6  COUNTERPARTS.

     This Loan Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     8.7  SEVERABILITY.

     In the event that any provision of this Loan Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Loan Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision, provided that no such severability shall be effective if it materially changes the economic benefit of this Loan Agreement to any party.

     8.8  TITLES AND SUBTITLES.

     The titles and subtitles used in this Loan Agreement are used for convenience only and are not to be considered in construing or interpreting this Loan Agreement.

     8.9  SUCCESSORS AND ASSIGNS.

     This Loan Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Investor and to the benefit of their respective successors and assigns, including each successive holder or holders of the Note.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

THE COMPANY                             LENDER
DYNA CAM ENGINE CORPORATION             AZTORE HOLDINGS, INC.
23960 Madison                           3710 East Kent Drive
Torrance, CA                            Phoenix, AZ  85044


/s/ Patricia J. Wilks                   /s/ Michael S. Williams
------------------------------------    ----------------------------------------
Patricia J. Wilks, President            Michael S. Williams, President


/s/ Dennis C. Palmer
------------------------------------
Dennis C. Palmer, Chief Operating
Officer

NOTE AND SHARE PURCHASE AGREEMENT DATED MARCH 1, 2000 BY AND BETWEEN DYNA CAM ENGINE CORPORATION AND AZTORE HOLDINGS, INC.
PAGE 18 OF 18
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                                  EXHIBIT LIST

      EXHIBIT         DESCRIPTION
      -------         -----------
         A.           Master Note

         B.           TSI Asset Purchase Agreement

         C.           Subscription Agreement

         D.           Schedule of Exceptions

         E.           Ownership schedule

         F.           Resolutions